UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2014

AUDIENCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35528	91-2061537
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 Fairchild Drive

Mountain View, CA 94043

(Address of principal executive offices) (Zip code)

(650) 254-2800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On July 17, 2014, Audience, Inc. (“Audience” or the “Company”) filed a Current Report on Form 8-K (the “Report”) to report its acquisition of Sensor Platforms, Inc., a Delaware corporation (“Sensor Platforms”), pursuant to an Agreement and Plan of Merger (the “Agreement”) by and among the Company, Alameda Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the Company, Sensor Platforms, and the stockholders’ agent listed therein. Audience indicated in the Report that it would file the financial statements and the pro forma financial information as required by parts (a) and (b) of Item 9.01 of Form 8-K not later than 71 calendar days after the date that the Report was required to be filed. This Form 8-K/A is filed to amend the Report to include the required financial statements and pro forma financial information.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

•	The audited financial statements of Sensor Platforms as of and for the years ended December 31, 2013 and 2012 are filed as Exhibit 99.1 and incorporated herein by reference.

•	The unaudited balance sheet as of June 30, 2014, the audited balance sheet as of December 31, 2013 and the related unaudited statements of operations and cash flows for the six months ended June 30, 2014 and 2013 of Sensor Platforms are filed as Exhibit 99.2 and incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements as of and for the six months ended June 30, 2014, and for the year ended December 31, 2013 and notes related thereto with respect to the acquisition of Sensor Platforms are filed as Exhibit 99.3 and incorporated herein by reference.

(d)	Exhibits

Exhibit No.	Description

23.1	Consent of Moss Adams LLP, Independent Auditors.

99.1	Audited financial statements of Sensor Platforms as of and for the years ended December 31, 2013 and 2012 and notes related thereto

99.2	Unaudited balance sheet as of June 30, 2014, the audited balance sheet as of December 31, 2013, and the related unaudited statements of operations and cash flows for the six months ended June 30, 2014 and 2013 of Sensor Platforms and notes related thereto

99.3	The unaudited pro forma condensed combined financial statements as of and for the six months ended June 30, 2014, and for the year ended December 31, 2013 and notes related thereto with respect to the acquisition of Sensor Platforms

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 24, 2014	AUDIENCE, INC.

	By:	/s/ Kevin S. Palatnik
	Name:	Kevin S. Palatnik
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Moss Adams LLP, Independent Auditors.

99.1	Audited financial statements of Sensor Platforms as of and for the years ended December 31, 2013 and 2012 and notes related thereto

99.2	Unaudited balance sheet as of June 30, 2014, the audited balance sheet as of December 31, 2013, and the related unaudited statements of operations and cash flows for the six months ended June 30, 2014 and 2013 of Sensor Platforms and notes related thereto

99.3	The unaudited pro forma condensed combined financial statements as of and for the six months ended June 30, 2014, and for the year ended December 31, 2013 and notes related thereto with respect to the acquisition of Sensor Platforms